UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 19, 2005

MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania     0-9115   25-0644320
(State or other jurisdiction  (Commission   (IRS Employer
of incorporation)    File Number)  Identification No.)

Two NorthShore Center, Pittsburgh, PA     15212-5851
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (412) 442-8200

Item 2.02 Results of Operations and Financial Condition

On April 19, 2005, Matthews International Corporation issued a press release announcing its earnings for the second fiscal quarter of 2005. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By Steven F. Nicola

Steven F. Nicola
Chief Financial Officer,
Secretary and Treasurer

Date: April 21, 2005

MATTHEWS INTERNATIONAL CORPORATION AND SUBSIDIARIES
EXHIBITS
INDEX

The following Exhibit to this report is filed herewith.

Exhibit
No.  Description

99.1  Press release, dated April 19, 2005, issued by
Matthews International Corporation.